                                  SCHEDULE 14C
                                 (Rule 14c-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary information statement   [ ] Confidential, for use of the
                                            Commission only (as permitted by
                                            Rule 14c-5(d)(2))

[x] Definitive information statement


                        COLLEGE TELEVISION NETWORK, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
 [x] No fee required.
 [ ] Fee computed on table below per Exchange Act Rules 14-c5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         Common Stock, $.005 Par Value

     (2) Aggregate number of securities to which transaction applies:   N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
         filing fee is calculated and state how it was determined):   N/A

     (4) Proposed maximum aggregate value of transaction:   N/A

     (5) Total fee paid:   N/A

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:   N/A

     (2) Form, Schedule or Registration Statement No.:   Schedule 14C

     (3) Filing Party:   College Television Network, Inc.

     (4) Date Filed:   February 23, 1998

                        COLLEGE TELEVISION NETWORK, INC.

                            5784 Lake Forrest Drive
                                   Suite 275
                             Atlanta, Georgia 30328

                                February 23, 1998

                             INFORMATION STATEMENT

     This Information Statement is being mailed to the stockholders of College Television Network, Inc. (the "Company") commencing on or about February 23, 1998, in connection with the previous approval of the corporate actions referred to below by the majority stockholder of the Company. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of these corporate actions before they take effect. The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on January 14, 1998. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                 ACTIONS TAKEN

     On January 30, 1998, U-C Holdings, L.L.C., a Delaware limited liability company (the "Majority Stockholder"), as the holder of 5,818,181 shares of common stock of the Company, par value $.005 per share (the "Common Stock"), representing approximately 72.6% of the total shares of common stock entitled to vote on the matters described herein, consented in writing without a meeting to the matters described herein. As a result, the corporate actions were approved by a majority of the shares of common stock as required by law and no further votes will be needed. As of January 14, 1998, the Company had approximately 8,015,150 shares of Common Stock outstanding. The corporate action described in this Information Statement will not afford to stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

     The Majority Stockholder has approved the following corporate actions:

     1. The adoption of amendments to the Company's (a) 1996 Stock Incentive Plan, (b) Outside Directors' 1996 Stock Option Plan, and (c) 1990 Performance Equity Plan; and

     2. The adoption of amendments to the Company's Amended and Restated Bylaws, which provide for shareholder approval of certain corporate actions.


                       AMENDMENTS TO STOCK OPTIONS PLANS

     The Board of Directors of the Company by unanimous written consent in lieu of a meeting on January 30, 1998, and the Majority Stockholder by written consent in lieu of a meeting on January 30, 1998, have adopted and approved amendments (the "Plan Amendments") to the Company's (a) 1996

Stock Incentive Plan, (b) Outside Directors' 1996 Stock Option Plan, and (c) 1990 Performance Equity Plan (collectively, the "Plans"). The Plan Amendments are attached hereto as Exhibit A and will become effective on March 23, 1998,
                       ---------
the date which is 20 days after mailing this Information Statement to shareholders (the "Effective Date").


AMENDMENTS TO 1996 STOCK INCENTIVE PLAN

     The amendments to the 1996 Stock Incentive Plan (the "Stock Incentive Plan") which have been approved include (i) an amendment to Section 1.2.1 regarding administration of the Plan, (ii) an amendment to Section 1.5.1 to increase the total number of shares of Common Stock with respect to which awards may be granted pursuant to the Plan by 200,000 shares, (iii) an amendment to
Section 3.7.1 to change the definition of Change in Control in order to adopt a uniform definition for each of the Company's three Plans, (iv) the addition of
Section 3.7.3 regarding the treatment of vesting of options in the event of certain mergers resulting in a Change in Control (as defined therein), and (v) an amendment to Section 3.14 to provide that the Stock Incentive Plan shall be governed by the laws of the State of Delaware.

     The amendment to Section 1.2 of the Stock Incentive Plan is deemed necessary in order to allow transactions under the Stock Incentive Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Rule 16b-3 provides that a transaction involving a grant, award or other acquisition from the issuer of securities is exempt from the short-swing profit rules of Section 16(b) of the Exchange Act if the transaction is approved by the board of directors of the issuer, or a committee of the board of directors that is composed solely of two or more "Non-Employee Directors." Section 1.2.1 of the Stock Incentive Plan, prior to the amendment, provides that the Stock Incentive Plan shall be administered by the Stock Option and Compensation Committee (the "Committee") of the Board of Directors of the Company, which shall consist of not less than three directors, and that "no person may serve on the Committee, if, during the year preceding such service, he was granted or awarded equity securities of the Company (including options on such securities) under the Plan or any other plan of the Company or any affiliate thereof, other than the Company's Outside Directors' 1996 Stock Option Plan." Section 1.2.1 will be amended upon effectiveness of the Plan Amendments by providing that the Committee shall consist of not less than two directors, and that the membership of the Committee shall be at all times constituted so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Exchange Act or with the requirements of any other applicable law, rule or regulation.

     The Company believes that it is in the best interest of the Company to increase the number of shares available for awards under the Stock Incentive Plan in order that the Company may continue to provide incentives to officers and other employees of, and consultants to, the Company to (a) enter into and remain in the service of the Company, (b) enhance the long-term performance of the Company, and (c) acquire a proprietary interest in the success of the Company. Prior to effectiveness of the amendment to Section 1.5.1 of the Stock Incentive Plan, and following the one-for-five reverse stock split which was effective on November 12, 1997, 100,000 shares were reserved for issuance under the Stock Incentive Plan and awards with respect to 94,153 shares have been granted as of January 14, 1998. Following effectiveness of the Plan Amendments, a total of 300,000 shares will have been reserved for issuance under the Stock Incentive Plan.

     The amendment to the definition of Change in Control in Section 3.7.1 of the Stock Incentive Plan will change the definition from the current definition which reads as follows: "(i) the acquisition, directly or indirectly, by any person, entity or group of more than 25% of the outstanding voting stock of the Company (acquisition shall include accumulation in one or more transactions, including, without limitation, any issuance, transfer or purchase of stock, reclassification of securities, stock split, stock dividend or distribution, reverse stock split, recapitalization, merger or consolidation with subsidiaries, and any transaction which has the direct or indirect effect of increasing the proportionate share of the outstanding voting stock of the Corporation held by such person, entity or group); or (ii) the individuals who constitute the Board at the date of adoption of this Plan, or individuals nominated or elected by more than two-thirds of such individuals to replace any of such individuals, or their successors, similarly nominated or elected no longer constitute a majority of the members of the Board." The new definition of Change in Control will be as set forth in the First Amendment to the Stock Incentive Plan attached hereto as Exhibit A. The purpose of the change of the
                                  ---------
definition is to implement a uniform definition of Change in Control in each of the Company's stock option plans. The effect of the change of the definition will be to include fewer transactions within the meaning of Change in Control. As a result, options granted under the Stock Incentive Plan which would have otherwise become, upon the exercise of discretion of the Committee, fully vested in the event of certain transactions will, following effectiveness of the Plan Amendments and in the event of such a transaction, retain their original vesting schedules.

     The addition of a new Section 3.7.3 to the Stock Incentive Plan is intended to conform the provisions regarding acceleration of vesting of outstanding options granted under the Stock Incentive Plan to the current principles of pooling-of-interest accounting which prohibit the grant of discretion to the Committee in the event of a transaction accounted for as a pooling-of-interest involving a change of control of the Company. Prior to the effectiveness of the Plan Amendments, the Stock Incentive Plan provides that the Committee may determine, in its discretion, and provided in any Plan agreement, that, in the event of a Change in Control, all outstanding options granted under the Stock Incentive Plan shall be fully vested and immediately exercisable. Following the effectiveness of the Plan Amendments, Section 3.7.3 will provide that in the event of a merger of the Company and another company in which the Company is not the surviving entity which constitutes a Change in Control and the only principal consideration exchanged is stock of either entity or any affiliated entity of either entity, the Board of Directors and officers of the Company shall use their best efforts to negotiate the "rollover" of all options and other awards granted under the Stock Incentive Plan to options and awards under an incentive plan of the surviving entity in the merger, in a manner which will ensure that incentive stock options under the Plan will continue to be incentive stock options and that the other options and awards shall continue to have essentially equivalent economic value and features following the merger. In the event such a rollover is not successfully negotiated, then all options and other awards granted under the Plan will become fully vested and immediately exercisable, and all restrictions and limitations under the Plan related to the restricted stock-based awards shall be deemed to have expired. The new Section
3.7.3 will further provide that in the event of a merger of the Company and another company in which the Company is the surviving entity which constitutes a Change in Control and the only principal consideration exchanged is stock of either entity or any affiliated entity of either entity, then the outstanding options and awards granted under the Plan shall remain in full force and effect with no acceleration as to their vesting or exercisability. In all other transactions involving a Change in Control (i.e., transactions other than certain mergers), the Board of Directors shall in its discretion determine the treatment of options and other awards and may determine that all options granted under the Stock Incentive Plan shall be fully vested and immediately exercisable. The Company believes that it is desirable to position the Company so that it may qualify for pooling-of-interest accounting in connection with possible mergers that the Company may undertake in the future. Under current pooling-of-interest accounting principles, all stock option plans must be compliant with pooling accounting principles at least two years prior to an acquisition or merger which is to be a pooled transaction for accounting purposes.

     The Company believes that it is desirable to amend Section 3.14 of the Stock Incentive Plan to provide that the rights and obligations under the Stock Incentive Plan shall be construed and interpreted in accordance with the laws of the State of Delaware (without regard to choice of law provisions), instead of the current provision which provides that the Stock Incentive Plan is to be governed by the laws of the State of New York. At the time of initial adoption of the Stock Incentive Plan, the Company's principal executive offices were located in New York. Since the Company is a Delaware corporation, with its principal executive offices in Atlanta, Georgia, the Company believes that Delaware law is now the appropriate governing law.

AMENDMENTS TO OUTSIDE DIRECTORS' 1996 STOCK OPTION PLAN

     The amendments to the Outside Directors' 1996 Stock Option Plan (the "Directors' Plan") which have been approved include (i) an amendment to Section 3 to increase the total number of shares of Common Stock which may be transferred pursuant to the Plan by 150,000 shares, (ii) an amendment to Section 5 to delete the automatic award of options to purchase a certain number of shares of common stock to Eligible Directors (as defined below) and to substitute therefor a provision that gives discretion in granting awards, both as to date of grant and number of shares subject to options granted, to the Board of Directors of the Company, (iii) an amendment to Section 9(a) to change the definition of Change in Control in order to adopt a uniform definition for each of the Company's three Plans, and (iv) an amendment to Section 14 of the Directors' Plan to provide that the Directors' Plan shall be governed by the laws of the State of Delaware. Stock options may be granted under the Directors' Plan only to "Eligible Directors," which is defined as persons who are members of the Board of Directors and are not employees of the Company or any subsidiary thereof. Currently, the Company has four Eligible Directors serving on its board. The Company believes that it is in the best interest of the Company to increase the number of shares available for awards under the Directors' Plan in order that the Company may continue to provide incentives to those directors of the Company who are not employees of the Company to serve on the Board of Directors of the Company and to maintain and enhance the Company's long-term performance. Prior to effectiveness of the amendment to Section 3 of the Directors' Plan, and following the one-for-five reverse stock split which was effective on November 12, 1997, 30,000 shares were reserved for issuance under the Directors' Plan. Awards with respect to 12,000 shares have been granted under the Directors' Plan and awards with respect to 6,000 shares have been cancelled, such that a balance of awards with respect to 6,000 shares are outstanding as of January 14, 1998. Following effectiveness of the Plan Amendments, a total of 180,000 shares will have been reserved for issuance under the Directors' Plan.

     Prior to effectiveness of the Plan Amendments, the Directors' Plan provides that each person who is initially elected to the Board of Directors of the Company or any other person who satisfies the definition of Eligible Director shall be granted an option to purchase 2,000 shares of Common Stock. The Directors' Plan further provides that each person who is an Eligible Director as of each February 14 and who has been an Eligible Director for at least six months shall be granted an option to purchase 2,000 shares of Common Stock. Following the amendments to the Directors' Plan, Section 5will be revised to eliminate the automatic grant of options to persons who become Eligible Directors upon the initial election to the Board of Directors, as well as to eliminate the automatic grant of options to Eligible Directors as of each

February 14. In lieu thereof, a provision will be added which provides that the Board of Directors of the Company shall, in the exercise of its discretion, determine whether and when option grants should be made to Eligible Directors and how many shares of Common Stock to include in any option grant. The effect of this amendment will be to eliminate the certainty of grant of options to Eligible Directors and to allow the Board of Directors wide discretion to award options to Eligible Directors. The Board of Directors will not be required to grant any options to newly elected Eligible Directors, will have the authority to grant options for a larger number of shares to certain Eligible Directors than other Eligible Directors, and will not be required to make any annual grants. Subject to the limit on the number of shares available for awards pursuant to the Directors' Plan, there will be no limits under the Directors' Plan on the number of shares subject to options which may be granted to any particular Eligible Director.

     The only substantive change in the definition of Change in Control in
Section 9(a) of the Directors' Plan provided for in the amendment is the deletion of Section 9(a)(iii) which provides that a Change in Control will have occurred "[i]f during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board and any new director whose election by the Board, or nomination for election by the Company's Shareholders, was approved by a vote of at least two-thirds of the directors then still in office who were either directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof." The new definition of Change in Control will be as set forth in the First Amendment to the Directors' Plan attached hereto as Exhibit A. The purpose of the change of the definition is to
                   ---------
implement a uniform definition of Change in Control in each of the Company's stock option plans. The effect of the change of the definition will be to include fewer transactions or occurrences within the meaning of Change in Control. Section 9(b) of the Directors' Plan provides that upon the happening of a Change in Control, any option then outstanding shall become fully vested and immediately exercisable. The effect of the change of the definition of Change in Control provided for in the Plan Amendments will be that options outstanding under the Directors' Plan in the event of certain transactions or occurrences which are currently covered by the definition of Change in Control but are not within the meaning of Change in Control in the amended definition will retain their original vesting schedules instead of becoming fully vested and immediately exercisable as currently provided.

     The Company believes that it is desirable to amend Section 14 of the Directors' Plan to provide that the rights and obligations under the Directors' Plan shall be construed and interpreted in accordance with the laws of the State of Delaware (without regard to choice of law provisions), instead of the current provision which provides that the Plan is to be governed by the laws of the State of New York. At the time of initial adoption of the Directors' Plan, the Company's principal executive offices were located in New York. Since the Company is a Delaware corporation, with its principal executive offices in Atlanta, Georgia, the Company believes that Delaware law is now the appropriate governing law.

AMENDMENTS TO 1990 PERFORMANCE EQUITY PLAN

     The amendments to the 1990 Performance Equity Plan ("Performance Equity Plan") which have been approved include (i) an amendment to Section 3 of the Performance Equity Plan to increase the total number of shares of Common Stock reserved and available for distribution under the Plan by 50,000 shares, (ii) an amendment to Section 10.1 to provide that, upon a Change of Control (other than certain mergers), the Company's Board of Directors may determine in its discretion that options and other awards granted under the Performance Equity Plan automatically accelerate and become fully vested, (iii) an amendment to
Section 10.2 to change the definition of Change in Control to adopt a uniform definition for each of the Company's three Plans, and (iv) the addition of a new
Section 10.5 to provide (A) in the event of a merger of the Company and another company in which the Company is not the surviving entity and the only principal consideration exchanged is stock of either entity or any affiliated entity of either entity which constitute a Change in Control, the Board of Directors and officers of the Company shall use their best efforts to negotiate the "rollover" of all options and other awards granted under the Performance Equity Plan to options and awards under an incentive plan of the surviving entity in the merger and (B) in the event of a merger of the Company and another company in which the Company is the surviving entity and the only principal consideration exchanged is stock of either entity or any entity affiliated with either entity which constitutes a Change of Control, then the outstanding options and awards granted under the Plan shall remain in full force and effect with no acceleration as to their vesting or exercisability. In addition, certain technical amendments have been approved to change outdated references from the Internal Revenue Code of 1986, as amended, to current relevant code section references, and to refer to the change of par value of the Company's Common Stock from $.001 to $.005 which was effective on November 12, 1997 in connection with the one-for-five reverse stock split of the Company's Common Stock.

     The Performance Equity Plan provides for the award of stock options, stock appreciation rights, restricted stock, deferred stock, and/or other stock-based awards to the Company's officers and key employees, consultants and independent contractors. The Plan is administered by the Company's Stock Option and Compensation Committee which makes awards under the Plan as it deems appropriate, subject to the approval of the Board of Directors, in order to attract, retain and reward such individuals, and to increase the mutuality of interest between those individuals and the stockholders of the Company. Awards are made to existing employees on the basis of achievement of performance goals and to new employees in order to attract certain individuals to join the Company. The Company believes that it is in the best interest of the Company to increase the number of shares available for awards under the Performance Equity Plan in order that the Company may continue to offer these incentive awards to such individuals. The Company believes that the various types of long-term incentive awards which may be provided under the Performance Equity Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses. Prior to effectiveness of the amendment to Section 3.1 of the Performance Equity Plan, and following the one-for-five reverse stock split which was effective on November 12, 1997, 92,833 shares were reserved for issuance under the Performance Equity Plan. As of January 14, 1998, awards with respect to 80,505 shares have been granted and 11,140 shares of common stock have been issued pursuant to the exercise of awards. Following the effectiveness of the Plan Amendments, a total of 142,833 shares will have been reserved for distribution under the Performance Equity Plan and 131,693 shares will be remaining for issuance thereunder.

     The amendment to the definition of Change of Control in Section 10.2 of the Performance Equity Plan will change the definition from the current definition which reads as follows:


            (a) The consummation of any of the following transactions: any merger, reverse stock split, recapitalization or other business combination of the Company, with or into another corporation, or an acquisition of securities or assets by the Company, pursuant to which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a transaction in which the majority of the holders of Common Stock immediately prior to such transaction will own at least 50% of the total voting power of the then-outstanding securities of the surviving corporation immediately after such transaction, or any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or the liquidation or dissolution of the Company; or

            (b) A transaction in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, or any profit-sharing, employee ownership or other employee benefit plan sponsored by the Company or any Subsidiary, or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities): (i) shall purchase any Common Stock (or securities convertible into Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (ii) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly (in one transaction or a series of transactions), of securities of the Company representing 50% or more of the total voting power of the then-outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) in the case of rights to acquire the Company's securities); or

            (c) If, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board and any new director whose election by the Board, or nomination for election by the Company's stockholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election by the stockholders was previously so approved, cease for any reason to constitute a majority thereof.

The new definition of Change of Control will be identical to the definition of Change of Control to be adopted with respect to the Directors' Plan as well as the Stock Incentive Plan hereinbefore discussed and as set forth in the First Amendment to the Performance Equity Plan attached as Exhibit A. The purpose of
                                                     ---------
the change of the definition is so the Company will have a uniform definition of Change of Control in all of its stock option plans. The definition being adopted by the amendment is less inclusive than the existing definition. The existing definition provides that a transaction will not constitute a Change of Control if the majority of the holders of Common Stock immediately prior to such transactions will own at least 50% of the total voting power of the then-outstanding securities of the surviving corporation immediately after such transaction, whereas the amended definition provides that a transaction will not constitute a Change of Control if the majority of the holders of Common Stock immediately prior to the transaction will own at least 25% of the total voting power of the then outstanding securities of the surviving corporation immediately after the transaction. In addition, the amended definition of Change of Control does not include within the meaning of Change of Control a change in the membership of a majority of the board of directors analogous to the existing clause 10.2(c).

     Under the current language of Section 10.1 of the Performance Equity Plan, in the event of a Change of Control, each outstanding stock option and other award granted under the Performance Equity Plan becomes immediately exercisable in full and all restrictions and deferral limitations related to the awards are automatically deemed to have expired and all awards shall be deemed vested in full. Following effectiveness of the Plan Amendments, the new Section 10.1 will provide that, except for certain mergers, the Company's Board of Directors may determine, in its discretion, that each outstanding stock option and other award shall become immediately exercisable in full and all restrictions and deferral limitations related to the awards shall be deemed to have expired and all awards shall be deemed to have vested in full. The new Section 10.5 of the Performance Equity Plan will provide that in the event of a Change of Control in which the Company is merged into another company and the Company is not the surviving entity in which the only principal consideration exchanged is stock of either entity or any affiliated entity of either entity, the Board of Directors and officers of the Company shall use their best efforts to negotiate the "rollover" of all options and awards granted under the Performance Equity Plan to options and awards under an incentive plan of the surviving entity in the merger, in a manner which will ensure that incentive stock options under the Performance Equity Plan shall continue to be incentive stock options and that the other options and awards shall continue to have essentially equivalent economic values and features following the merger. In the event such a rollover is not successfully negotiated, then all options and other awards granted under the Performance Equity Plan shall become fully vested and immediately exercisable prior to the merger, and all restrictions and limitations under the Plan related to restricted stock or other stock-based awards shall be deemed to have expired immediately prior to the merger. The new Section 10.5 will further provide that in the event of a merger of the Company and another company in which the Company is the surviving entity which constitutes a Change of Control and the only principal consideration exchanged is stock of either entity or any affiliated entity of either entity, then the outstanding options and awards granted under the Performance Equity Plan shall remain in full force and effect with no acceleration as to their vesting or exercisability. The effect of the amendment of the definition of Change of Control and the adoption of this new provision regarding certain mergers is that in the event of Change of Control transactions, awards under the Performance Equity Plan will generally not automatically accelerate as to vesting, but the impact of the Change of Control on the awards will be determined by the structure of the transaction and except for certain mergers discussed above, the determination as to whether the options will accelerate in vesting will be made by the Board of Directors in its discretion. The purpose of the addition of Section 10.5 to the Performance Equity Plan regarding the acceleration of vesting of the options in the event of certain merger transactions is to be consistent with the treatment of options in such transactions following the amendments to be adopted to the Stock Incentive Plan as well as to allow the Performance Equity Plan to comply with current pooling-of-interest accounting principles, as hereinbefore described.

INTEREST OF CERTAIN PERSONS IN THE PLAN AMENDMENTS

     The directors and executive officers of the Company may be deemed to have a substantial interest in the approval of the Plan Amendments because the Plan Amendments increase the number of shares reserved for issuance following grant of options and other awards under the Plans and the persons eligible for the awards include the directors and executive officers of the Company. In addition, to the extent that the Plan Amendments provide for the granting of discretion to the directors to accelerate the vesting of awards under the Plans in the event of a Change of Control, the directors and executive officers of the Company may be deemed to have an interest in the Plan Amendments because they hold options under the Plans.

                              AMENDMENTS TO BYLAWS

     The amendments to the Company's Amended and Restated Bylaws (the "Bylaw Amendments") which have been approved by the Company's Board of Directors and the Majority Stockholder provide for shareholder approval of certain transactions which involve the issuance of stock of the Company. The Bylaw Amendments are attached hereto as Exhibit B and will become effective on the
                                  ---------
Effective Date. The Bylaw Amendments have been proposed and approved in order to allow the Company to continue to meet the requirements for listing on the Nasdaq SmallCap Market ("Nasdaq SmallCap"). The rules for continued listing on Nasdaq SmallCap were amended effective August 26, 1997 to require that, as of February 23, 1998, each Nasdaq SmallCap listed company impose a requirement for shareholder approval of certain items specified in the Nasdaq SmallCap Corporate Governance Rules such as the establishment of certain stock option or purchase plans or prior to the issuance of designated securities in connection with certain transactions. The detailed shareholder approval requirements are set forth in the Bylaw Amendments attached hereto as Exhibit B. The Bylaw
                                                 ---------
Amendments have the effect of requiring shareholder approval before the Company can adopt or undertake certain plans, arrangements, or transactions which involve the issuance of stock of the Company under certain circumstances.

                    STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED

     The Company has approximately 8,015,150 issued and outstanding shares of Common Stock as of January 14, 1998, each of which is entitled to one vote on any matter brought to a vote of the Company's stockholders. The Majority Stockholder owns 5,818,181 shares, representing 72.6% of all issued and authorized shares of the Company's Common Stock. By written consent in lieu of a meeting, dated January 30, 1998, the Majority Stockholder approved the adoption and implementation of the Plan Amendments and the Bylaw Amendments (collectively, the "Amendments"), such consent to take effect 20 days following the mailing of this Information Statement. Such action by written consent is sufficient to satisfy the applicable requirements of the Plans that certain amendments of the Plans be approved by the stockholders and the requirements of the Company's Amended and Restated Bylaws that amendment of the Bylaws be approved by the stockholders. Accordingly, the stockholders will not be asked to take further action on the Amendments at any future meeting. However, since stockholder approval of the Amendments was obtained by written consent rather than at a stockholders' meeting, the Exchange Act will not permit the Amendments to become effective until the expiration of 20 calendar days from the date hereof, which is the date this Information Statement is being mailed to shareholders. Upon the expiration of such 20 day period, the Amendments will become effective automatically.

     The Company believes that the Amendments will not have any adverse effect on its business and operations, and expects to continue such business and operations as they are currently being conducted.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

February 23, 1998                       COLLEGE TELEVISION NETWORK, INC.



                                        By:  /s/ Jason Elkin
                                            ------------------------------------
                                            Jason Elkin, Chief Executive Officer
                                            and Chairman of the Board

                                                                       EXHIBIT A


                               FIRST AMENDMENT TO
                           1996 STOCK INCENTIVE PLAN

     The 1996 Stock Incentive Plan (the "Plan") of College Television Network, Inc. (the "Company") (formerly Laser Video Network, Inc.) is hereby amended as follows:

                                       1.

     All references in the Plan to Laser Video Network, Inc. are deleted, and the name "College Television Network, Inc." is substituted therefor in each instance.

                                       2.

     Section 1.2.1 of the Plan is amended by deleting the first three sentences thereof and substituting therefor the following:

     Subject to Section 1.2.6, the Plan shall be administered by the Stock Option and Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"), which Committee shall consist of not fewer than two directors and to which the Board shall grant power to authorize the issuance of the Company's capital stock pursuant to awards granted under the Plan. The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. The membership of the Committee shall at all times be constituted so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "1934 Act"), to the extent it is applicable, or with the requirements of any other applicable law, rule or regulation.

                                       3.

     Section 1.5.1 of the Plan is amended by deleting the first sentence thereof in its entirety and substituting therefor the following new first sentence:
"The total number of shares of common stock of the Company, par value $.005 per share ("Common Stock"), with respect to which awards may be granted pursuant to the Plan shall be 300,000 shares."

                                       4.

     Section 3.7 of the Plan is amended by deleting in its entirety Section
3.7.1 and substituting therefor the following new Section 3.7.1:

     Except as provided in Section 3.7.3, the Board may determine, in its discretion, that, in the event of a Change in Control, all options granted under this Plan shall be fully vested and immediately exercisable. For purposes of this Section 3.7, a "Change in Control" shall be deemed to have occurred upon the happening of any of the following:

       (i) The consummation of any merger, reverse stock split, recapitalization or other business combination of the Company, with or into another corporation, or an acquisition of securities or assets by the Company, pursuant to which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a transaction in which the majority of the holders of Common Stock immediately prior to such transaction will own at least 25 percent of the voting power of the then-outstanding securities of the surviving corporation immediately after such transaction, or any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company (other than a transfer of assets as collateral to secure a debt of the Company), or the liquidation or dissolution of the Company; or

       (ii) A transaction in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company or any profit-sharing, employee ownership or other employee benefit plan sponsored by the Company or any subsidiary, or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities): (A) shall purchase any Common Stock (or securities convertible into Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (B) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly (in one transaction or a series of transactions), of securities of the Company representing 50% or more of the total voting power of the then-outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) in the case of rights to acquire the Company's securities).

                                       5.

     Section 3.7 of the Plan is further amended by adding a new Section 3.7.3, which shall read as follows:

       In the event of a Change of Control in which the Company is merged into another company and the Company is not the surviving entity and the only principal consideration exchanged is stock of either entity or any affiliated entity of either entity, the Board of Directors and officers of the Company shall use their best efforts to negotiate the rollover of all options and awards granted under this Plan to options and awards under an incentive plan of the surviving entity in the merger or replacement options and awards with respect to the surviving entity, in a manner consistent with section 424 of the Code and the regulations promulgated thereunder, in order to ensure that incentive stock options granted under this Plan shall continue to be incentive stock options, and the other options and awards shall continue to have essentially equivalent economic value and features following the merger. In the event such a rollover or replacement is not successfully negotiated, then all options and other awards granted under this Plan shall become fully vested and immediately exercisable prior to the merger, and all restrictions and limitations under this Plan related to restricted stock or other stock-based awards shall be deemed to have expired immediately prior to the merger, in which event the Company shall notify the grantees of their rights to exercise their options or other rights as holders of unrestricted awards under this Plan. Notwithstanding any other provision of this Plan, in the event of a Change of Control in which the Company is the surviving entity in a merger and the only principal consideration exchanged is stock of either entity or the merged entity, the outstanding options and awards granted under this Plan shall remain in full force and effect, with no acceleration as to their vesting or exercisability.

                                       6.

     Section 3.14 of the Plan is deleted in its entirety, and the following new
Section 3.14 is substituted therefor: "All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of Delaware (without regard to choice of law provisions)."

     The foregoing amendment shall be effective as of the date which is 20 days after mailing an Information Statement to Shareholders disclosing the approval of the amendment by the holder of a majority of the outstanding common stock of the Company, in the manner required by Section 14(c) of the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT A


                               FIRST AMENDMENT TO
                          1990 PERFORMANCE EQUITY PLAN

     The 1990 Performance Equity Plan (the "Plan") of College Television Network, Inc. (the "Company") (formerly Laser Video Network, Inc.) is hereby amended as follows:

                                       1.

     All references in the Plan to Laser Video Network, Inc. are deleted, and the name "College Television Network, Inc." is substituted therefor in each instance.

                                       2.

     All references to "Change of Control" in the Plan are deleted, and the term "Change in Control" is substituted therefor in each instance.

                                       3.

     Section 1.2 of the Plan is amended by deleting the term "$.001" from the definition of "Common Stock" in item (f) and substituting therefor the term "$.005."

                                       4.

     Section 1.2 of the Plan is amended by deleting the term "Section 422A" from the definition of "Incentive Stock Option" in item (o) and substituting therefor the term "Section 422."

                                       5.

     Section 1.2 of the Plan is amended by deleting the term "Section 425(f)" from the definition of "Subsidiary" in item (w) and substituting therefor the term "Section 424(f)."

                                       6.

     Section 2.3 of the Plan is amended by deleting the term "Section 422A" from the second sentence thereof and substituting therefor the term "Section 422."

                                       7.

     Section 3 of the Plan is amended by deleting the first sentence thereof in its entirety and substituting therefor the following new first sentence: "The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 142,833 shares."

                                       8.

     Section 5.2(a) of the Plan is amended by deleting the term "Sections 425(e) and (f)" therefrom and substituting therefor the term "Sections 424(e) and (f)."

                                       9.

     Section 10.1 is amended by deleting the introductory sentence of Section
10.1 prior to subsection (a) and substituting the following therefor:

       10.1  Acceleration Upon Change of Control.  Except as provided in Section
             -----------------------------------
     10.5, the Board may determine, in its discretion, that, in the event of a Change of Control (as hereinafter defined):

                                      10.

     Section 10.2 of the Plan is deleted in its entirety, and the following new
Section 10.2 is substituted therefor:

       A "Change in Control" shall be deemed to have occurred upon the happening of any of the following:

       (a) The consummation of any merger, reverse stock split, recapitalization or other business combination of the Company, with or into another corporation, or an acquisition of securities or assets by the Company, pursuant to which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a transaction in which the majority of the holders of Common Stock immediately prior to such transaction will own at least 25 percent of the voting power of the then-outstanding securities of the surviving corporation immediately after such transaction, or any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company (other than a transfer of assets as collateral to secure a debt of the Company), or the liquidation or dissolution of the Company; or

       (b) A transaction in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company or any profit-sharing, employee ownership or other employee benefit plan sponsored by the Company or any subsidiary, or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities): (A) shall purchase any Common Stock (or securities convertible into Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (B) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly (in one transaction or a series of transactions), of securities of the Company representing 50% or more of the total voting power of the then-outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) in the case of rights to acquire the Company's securities).

                                      11.

     Section 10 is amended by adding a new Section 10.5, which shall read as follows:

       10.5  Certain Mergers.  In the event of a Change of Control in which the
             ---------------
     Company is merged into another company and the Company is not the surviving entity and the only principal consideration exchanged is stock of either entity or any affiliated entity of either entity, the Board of Directors and officers of the Company shall use their best efforts to negotiate the rollover of all options and awards granted under this Plan to options and awards under an incentive plan of the surviving entity in the merger or replacement options and awards with respect to the surviving entity, in a manner consistent with section 424 of the Code and the regulations promulgated thereunder, in order to ensure that incentive stock options granted under this Plan shall continue to be incentive stock options, and the other options and awards shall continue to have essentially equivalent economic value and features following the merger. In the event such a rollover or replacement is not successfully negotiated, then all options and other awards granted under this Plan shall become fully vested and immediately exercisable prior to the merger, and all restrictions and limitations under this Plan related to restricted stock or other stock-based awards shall be deemed to have expired immediately prior to the merger, in which event the Company shall notify the grantees of their rights to exercise their options or other rights as holders of unrestricted awards under this Plan. Notwithstanding any other provision of this Plan, in the event of a Change of Control in which the Company is the surviving entity in a merger and the only principal consideration exchanged is stock of either entity or any affiliated entity of either entity, the outstanding options and awards granted under this Plan shall remain in full force and effect, with no acceleration as to their vesting or exercisability.

                                      12.

     Section 13.10 of the Plan is amended by deleting therefrom the term "Section 422A" each time it appears and substituting therefore the term "Section 422."


     The foregoing amendment shall be effective as of the date which is 20 days after mailing an Information Statement to Shareholders disclosing the approval of the amendment by the holder of a majority of the outstanding common stock of the Company, in the manner required by Section 14(c) of the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT A


                               FIRST AMENDMENT TO
                   OUTSIDE DIRECTORS' 1996 STOCK OPTION PLAN

     The Outside Directors' 1996 Stock Option Plan (the "Plan") of College Television Network, Inc. (the "Company") (formerly Laser Video Network, Inc.) is hereby amended as follows:

                                       1.

     All references in the Plan to Laser Video Network, Inc. are deleted, and the name "College Television Network, Inc." is substituted therefor in each instance.

                                       2.

     Section 3(a) of the Plan is amended by deleting the second sentence thereof in its entirety and substituting therefor the following new second sentence:
"Subject to Section 3(b), the aggregate number of shares of Common Stock of the Company which may be transferred pursuant to the Plan shall be 180,000."

                                       3.

     Sections 5 of the Plan is deleted in its entirety, and the following new
Section 5 is substituted therefor:

       The Board of Directors shall have the authority, from time to time, in its unfettered discretion, to grant options to Eligible Directors, in such amounts as the Board of Directors shall deem appropriate. A director's status as an Eligible Director shall not be deemed to require that any options be granted to him or her under the Plan, and the Board shall not be required to grant the same number of options to different Eligible Directors. Every option granted under the Plan shall be subject to the terms and conditions set forthin the Plan, and shall be evidenced by an option agreement approved by the Board which shall not be inconsistent with the provisions of the Plan.

                                       4.

     Section 9(a) of the Plan is deleted in its entirety, and the following new
Section 9(a) is substituted therefor:

       (a) For purposes of this Section 9, a "Change in Control" shall be deemed to have occurred upon the happening of any of the following:

         (i) The consummation of any merger, reverse stock split, recapitalization or other business combination of the Company, with or into another corporation, or an acquisition of securities or assets by the Company, pursuant to which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a transaction in which the majority of the holders of Common Stock immediately prior to such transaction will own at least 25 percent of the voting power of the then-outstanding securities of the surviving corporation immediately after such transaction, or any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company (other than a transfer of assets as collateral to secure a debt of the Company), or the liquidation or dissolution of the Company; or

         (ii) A transaction in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company or any profit-sharing, employee ownership or other employee benefit plan sponsored by the Company or any subsidiary, or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities): (A) shall purchase any Common Stock (or securities convertible into Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (B) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly (in one transaction or a series of transactions), of securities of the Company representing 50% or more of the total voting power of the then-outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) in the case of rights to acquire the Company's securities).

                                       5.

     Section 14 of the Plan is deleted in its entirety, and the following new
Section 14 is substituted therefor: "All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of Delaware (without regard to choice of law provisions)."


     The foregoing amendment shall be effective as of the date which is 20 days after mailing an Information Statement to Shareholders disclosing the approval of the amendment by the holder of a majority of the outstanding common stock of the Company, in the manner required by Section 14(c) of the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT B

                             AMENDMENTS TO BY-LAWS
                      OF COLLEGE TELEVISION NETWORK, INC.

     Article III, Paragraph 6 of the Amended and Restated By-Laws of College Television Network, Inc. is amended by deleting such Paragraph in its entirety and substituting in lieu thereof the following:

          "6. Notice of each meeting of the stockholders shall be mailed to each stockholder entitled to vote thereat not less than 10 nor more than 60 days before the date of the meeting. Such notice shall state the place, date and hour of the meeting and, in the case of a special meeting, the purposes of which the meeting is called.

            The Corporation shall require stockholder approval in the following situations: (a) when a stock option or purchase plan is to be established or when some other arrangement is to be made pursuant to which stock may be acquired by officers or directors of the Corporation, except for (i) warrants or rights issued generally to security holders of the Corporation, (ii) broadly based plans or arrangements including employees other than officers and directors or
          (iii) where the amount of securities which may be issued does not exceed the lesser of 1% of the number of shares of common stock outstanding or 25,000 shares; (b) when the issuance of securities will result in a Change of Control (as defined herein) of the Corporation;
          (c) prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if: (i) (A) any director, officer or Substantial Stockholder (as defined herein) of the Corporation has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and (B) the present or potential issuance of the Corporation's common stock, or securities convertible into or exercisable for the Corporation's common stock, could result in an increase in outstanding common shares or voting power of 5% or more; or (ii) due to the present or potential issuance of the Corporation's common stock or securities convertible into or exercisable for the Corporation's common stock, other than a public offering for cash: (A) the common stock of the Corporation to be issued in such transaction will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of the stock or securities convertible into or exercisable for the Corporation's common stock; or (B) the number of shares of common stock to be issued in such transaction is or will be equal to or in excess of 20% of the number of shares of the Corporation's common stock outstanding before the issuance of the stock or securities; or (d) prior to the issuance of securities in connection with a transaction other than a public offering involving:
          (i) the sale or issuance by the

          Corporation of its common stock (or securities convertible into or exercisable for its common stock) at a price less than the greater of book or market value which together with sales by officers, directors or Substantial Stockholders of the Corporation equals 20% or more of the issued and outstanding common stock of the Corporation or 20% or more of the voting power outstanding before such sale or issuance; or
          (ii) the sale or issuance by the Corporation of its common stock (or securities convertible into or exercisable for its common stock) equal to 20% or more of the Corporation's common stock or 20% or more of the voting power outstanding before such sale or issuance for less than the greater of book or market value of the stock. For purposes of this Article III, Section 6, "market value" of the common stock shall be equal to the average closing price per share as reported on the Nasdaq SmallCap Market for the 20 trading days ending the trading day that occurs 10 trading days prior to the date of issuance of the securities.

          For purposes of this Article III, Section 6, "Change of Control" shall be deemed to have occurred upon the happening of any of the following:

            (i) The consummation of any merger, reverse stock split, recapitalization or other business combination of the Corporation, with or into another corporation, or an acquisition of securities or assets by the Corporation, pursuant to which the Corporation is not the continuing or surviving corporation or pursuant to which shares of common stock of the Corporation would be converted into cash, securities or other property, other than a transaction in which the majority of the holders of common stock of the Corporation immediately prior to such transaction will own at least 25 percent of the voting power of the then-outstanding securities of the surviving corporation immediately after such transaction, or any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation (other than a transfer of assets as collateral to secure a debt of the Corporation), or the liquidation or dissolution of the Corporation; or

            (ii) A transaction in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), corporation or other entity (other than the Corporation or any profit-sharing, employee ownership or other employee benefit plan sponsored by the Corporation or any subsidiary, or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities): (A) shall purchase any common stock of the Corporation (or securities convertible into common stock of the Corporation) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors of the Corporation, or (B) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly (in one transaction or a series of transactions), of securities of the Corporation representing 50% or more of the total voting power of the then-outstanding securities of the Corporation ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) in the case of rights to acquire the Corporation's securities); or

          The term "Substantial Stockholder" means any person or entity with a beneficial ownership interest consisting of at least 5% of the number of issued and outstanding shares of the Corporation's common stock or 5% of the Corporation's outstanding voting power."

     Article V, Section 1 of the Amended and Restated Bylaws is amended by deleting the first sentence thereof and substituting the following sentence in lieu thereof:

          By resolutions adopted by a majority of the whole Board of Directors, the Board may designate an Executive Committee and one or more other committees and shall designate a Nominating Committee, each committee to consist of not less than the lesser of three directors or the number of independent directors of the Corporation then in office.

                                      -3-